UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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☐	Soliciting Material Pursuant to §240.14a-12

Jacksonville Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 26, 2012

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc.  The annual meeting will be held at our main office, 1211 West Morton Avenue, Jacksonville, Illinois at 1:30 p.m., Illinois time, on April 24, 2012.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the annual meeting we will also report on our operations.  Certain of our directors and officers will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The annual meeting is being held so that stockholders may be given the opportunity to elect directors, ratify the appointment of BKD LLP, as the independent registered public accounting firm for the 2012 fiscal year and to consider the adoption of the Jacksonville Bancorp, Inc. 2012 Stock Option Plan.  For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of our stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

It is important that your shares be represented at the annual meeting, whether or not you plan to attend personally.  Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the annual meeting.  You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the annual meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely,

/s/ Andrew F. Applebee	/s/ Richard A. Foss
Andrew F. Applebee	Richard A. Foss
Chairman of the Board	President and Chief
Executive Officer

JACKSONVILLE BANCORP, INC.
1211 West Morton Avenue,
Jacksonville, Illinois 62650
(217) 245-4111

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 24, 2012

Notice is hereby given that the annual meeting of Jacksonville Bancorp, Inc. will be held at our main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 24, 2012, at 1:30 p.m., Illinois time.

A Proxy Card and a Proxy Statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.	The election of four directors;

2	The ratification of the appointment of BKD LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3	The approval of the Jacksonville Bancorp, Inc. 2012 Stock Option Plan; and

such other matters as may properly come before the meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the meeting.

Pursuant to our Bylaws, the Board of Directors has fixed March 16, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Only holders as of the record date will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.  A list of our stockholders entitled to vote at the meeting will be available for examination, during ordinary business hours, at our offices, 1211 West Morton Avenue, Jacksonville, Illinois, 62650 for ten days prior to the meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

Our proxy statement, annual report to shareholders on Form 10-K, and proxy card are available on www.jacksonvillesavings.com.

By Order of the Board of Directors

/s/ John D. Eilering
Corporate Secretary
John D. Eilering

Jacksonville, Illinois
March 26, 2012

PROXY STATEMENT

JACKSONVILLE BANCORP, INC.
1211 West Morton Avenue,
Jacksonville, Illinois 62650
(217) 245-4111

ANNUAL MEETING OF STOCKHOLDERS April 24, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jacksonville Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at our main office, 1211 West Morton Avenue, Jacksonville, Illinois on April 24, 2012, at 1:30 p.m., Illinois time, and all adjournments of the Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 26, 2012.

REVOCATION OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof.  Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the meeting.

The Board of Directors knows of no matters other than those set forth in the Notice of Annual Meeting that will be presented for consideration at the meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournments thereof.

Proxies may be revoked by written notice to our Corporate Secretary at the address set forth above, by filing of a later proxy prior to a vote being taken on a particular proposal at the meeting or by attending the meeting and voting in person.  A proxy will not be voted if a stockholder attends the meeting and votes in person.  The presence at the meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the meeting or delivers a revocation to our Corporate Secretary prior to such voting.  If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to be voted at the meeting consist of our common stock, $0.01 par value per share.  Each share of the common stock entitles the record holder to one vote on all matters.  March 16, 2012, has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the meeting.  As of the record date, we had 1,920,955 shares of common stock issued and outstanding which were held by approximately 789 holders of record.  The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the meeting.  Broker non-votes are not considered represented at the annual meeting and are not entitled to vote on the matters to be considered at the annual meeting.

Current and former employees who participate in the Jacksonville Savings Bank Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the ESOP that reflects all shares such persons may direct the trustees to vote on their behalf under the plans.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Jacksonville Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  Vote authorization forms must be returned to Hickory Point Bank & Trust, fsb so that they can be tabulated and voted by the ESOP trustee.  The deadline for returning vote authorization forms is April 17, 2011.

As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote “FOR” the election of the nominees proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed.  A plurality of votes is required to elect directors.

As to the ratification of our independent registered public accounting firm and the approval of the Jacksonville Bancorp, Inc. 2012 Stock Option Plan, by checking the appropriate box a shareholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item.  These proposals shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Board of Directors.

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the record date, the shares of common stock beneficially owned by executive officers and directors as a group on the record date and persons who were the beneficial owners of more than five percent of our outstanding shares of common stock.  Information regarding the common stock ownership of each director individually is set forth under “Proposal I - Election of Directors.”  This information is based solely upon information supplied to us and the filings required pursuant to the Securities Exchange Act of 1934.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of common stock
Beneficial Owners	Ownership(1)	Outstanding

Stephen L. Farley, et al
780 Third Avenue
New York, NY 10017(2)	190,900	9.94%

Joseph Stilwell
111 Broadway, 12th Floor
New York, NY 1006(3)	156,141	8.13%

All Directors and Executive Officers	341,508	17.78%
as a Group (12 persons)

(1)
 In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)
Based upon a Schedule 13G/A filed on February 14, 2012, Stephen L. Farley, and entities, Labrador Partners, L.P., Farley Associates II, LLC, New Found Partners, L.P., FA, New Foundland LLC, Farley Capital II, LP, and Stephen Farley LLC claimed shared voting and investment power over 190,900 shares or 9.94% of the outstanding shares.

(3)
Based upon a Schedule 13G/A filed on October 4, 2011, Joseph Stilwell, and entities Stilwell Value Partners, VII, LP, Stilwell Value Partners VII, LLP, and Stilwell Value Partners, LP claimed shared voting and investment power over 156,141 shares or 8.13% of the outstanding shares.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is currently composed of eight members as is set forth in our Bylaws.  Our Bylaws provide that approximately one-third of the directors are to be elected annually.  Our directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.  The Board of Directors has nominated John L. Eyth, Richard A. Foss and John M. Buchanan, each to serve as a director for a three-year term.  The Board of Directors has nominated Peggy Davidsmeyer to serve as a director for a one-year term.  Ms. Davidsmeyer will fill the director position currently held by Ms. Emily Osburn who after 30 years’ service to Jacksonville Savings Bank and the Company will retire at the time of the Annual Meeting.

The table below sets forth certain information regarding the composition of the Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the meeting for the election of the nominees identified below.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.  Mr. Foss has pledged 24,979 shares of common stock as collateral for a loan.

Name(1)	Age as of 12/31/11	Positions Held in Jacksonville Bancorp, Inc.	Directors Since(2)	Term to Expire	Shares of Common Stock Beneficially Owned on the Record Date(3)	Percent of Class

NOMINEES

John L. Eyth	60	Director	2005	2012	7,391 (8)	*
Richard A. Foss	61	President, Chief Executive Officer and Director	1993	2012	71,059 (9)	3.70%
John M. Buchanan	60	Director	2009	2012	5,352 (10)	*
Peggy Davidsmeyer	53	—	—	—	—	—
DIRECTORS CONTINUING IN OFFICE

Andrew F. Applebee	62	Chairman of the Board	1982	2013	72,472 (4)	3.77%
Dean H. Hess	64	Director	2000	2014	62,850 (5)	3.27%
John C. Williams	63	Director, Senior Vice President and Trust Officer	2000	2014	28,750 (6)	1.50%
Harmon B. Deal, III	51	Director	2003	2014	55,084 (7)	2.87%

(*)	Less than 1%.
(1)	The mailing address for each person listed is 1211 West Morton Avenue, Jacksonville, Illinois.
(2)	Includes initial appointment to the Board of Directors of our mutual predecessor.
(3)	Shares of common stock are held directly unless indicated otherwise.
(4)	Mr. Applebee has shared voting and investment power over 72,472 shares; includes 5,100 shares awarded pursuant to our restricted stock plan.
(5)	Mr. Hess has shared voting and investment power over 59,175 shares of common stock and sole voting power over 3,675 shares.
(6)	Mr. Williams has sole voting and investment power over 8,900 shares and shared voting and investment power over 19,850 shares of common stock.
(7)	Mr. Deal has sole voting and investment power over 37,117 shares and shared voting and investment power over 17,967 shares of common stock, including options to purchase 1,201 shares of common stock.
(8)	Mr. Eyth has shared voting and investment power over 7,391 shares of common stock.
(9)	Mr. Foss has shared voting and investment power over 60,843 shares and sole voting and investment power over 10,216 shares; includes 4,800 shares awarded pursuant to our restricted stock plan.
(10)	Mr. Buchanan has sole voting and investment power over 5,352 shares.

The principal occupation during the past five years of each of our nominees, current directors and executive officers is set forth below.  All nominees, directors and executive officers have held their present positions for five years unless otherwise stated.  With the exception of Messrs. Applebee, Foss and Williams, the Board of Directors has determined that each of our directors qualifies as an “independent” director under Rule 5605 for Nasdaq listed companies.

John L. Eyth is a certified public accountant.  He has been a principal in the accounting firm of Zumbahlen, Eyth, Surratt, Foote, & Flynn, Ltd., located in Jacksonville, Illinois, since 1980.  He holds a bachelor’s degree in accountancy and economics.  He has been a member of several professional organizations and community groups.  His accounting experience qualifies him to serve as our “audit committee financial expert” and to serve as chairman of our Audit Committee, which led to his appointment to the board in 2005.

Richard A. Foss has been our President and Chief Executive Officer since 2001.  From 1994 until 2001 he served as our President and Chief Operating Officer.  From 1992 until his appointment as President, Mr. Foss was our Executive Vice President.  Mr. Foss has been employed with us since 1986 when he was named Vice President.  In addition, Mr. Foss is also President of Financial Resources Group, Inc., our wholly owned subsidiary.  He is the past chairman of the Illinois League of Financial Institutions and has been active in local economic development groups.

John M. Buchanan is a certified funeral service practitioner.  He is the president of Buchanan & Cody Funeral Home and Crematory, Inc., located in Jacksonville, Illinois.  He holds a bachelor’s degree in business and economics.  He currently serves as the chairman of the local public building commission and public schools foundation and has served in many local community organizations.  His experience as a small business owner and community knowledge led to his appointment to the board in 2009.

Peggy Davidsmeyer has been the Administrator of Knollwood Retirement Village, a supported living facility, since 2011.  Prior to this time, she was the Center Director for the Jacksonville Developmental Center, a state operated developmental center, at which she had been employed since 1982.  She holds a bachelor’s degree in music therapy and a master’s degree in health services administration.  She also holds a nursing home administrator’s license.  She currently serves on the board of the local YMCA and has served in many local community organizations, including past president of the Jacksonville Area Chamber of Commerce.  Her administrative experience and community knowledge led to her nomination to serve on the Board.  She does not currently own any stock of the Company.

Andrew F. Applebee was elected Chairman of the Board of Directors in January 1994.  In addition, Mr. Applebee acted as our Chief Executive Officer until January 2001.  Prior thereto, Mr. Applebee was our President.  Mr. Applebee has been employed by us since 1976.  Mr. Applebee is active in community and civic organizations.

Dean H. Hess is a grain and livestock farmer in Morgan County.  Prior to the merger of Chapin State Bank with us, Mr. Hess had served on the Board of Directors of Chapin State Bank since 1981.  He holds a bachelor’s degree in agricultural economics and currently serves on the board of Lincoln Land FS and several community organizations.  Mr. Hess’ knowledge of the local community and agricultural lending make him a valuable member of the board.

John C. Williams is a Senior Vice President and Trust Officer for us, and manages the Chapin branch facility.  Prior to the merger of Chapin State Bank with us, he was the Chairman of the Board, President and Trust Officer of Chapin State Bank and had been employed by such bank since 1972.  He currently serves as the treasurer of Tri-County Community Development Corporation and is a member of several community organizations.  Mr. Williams’ knowledge of the Bank’s community and local economy make him a valuable member of the board.

Harmon B. Deal, III has been an investment advisor representative with L.A. Burton & Associates since June 2010.  Prior to that time, he was the President of Deal & Co., Inc., which was the general partner of Deal Partners, L.P., an investment partnership, located in Jacksonville, Illinois since 1997.  Prior to that time, he was a partner and principal in Rowe, Henry and Deal Investment Securities from 1986 to 1996.  He holds a bachelor’s degree in general business and currently serves on the board of the Jacksonville Regional Economic Development Corporation.  His investment knowledge and community involvement led to his appointment to the board in 2003.

Executive Officers who are not Directors

John D. Eilering (age 49) has been Vice President of Operations for us since July 2000.  He has also served as the Corporate Secretary and Human Resources Officer since July 2002.  From 1998 to 2000, he served as an Assistant Vice President of Information Systems.  He has been employed by us since 1987.  Mr. Eilering owns 12,275 shares of common stock.

Diana S. Tone (age 43) has been the Chief Financial Officer for us since July 2002.  She has also served as the Compliance Officer since June 2000.  Prior to this time, she spent ten years with the Federal Deposit Insurance Corporation as a federal bank examiner.  Ms. Tone owns 5,977 shares of common stock.

Laura A. Marks (age 53) has been the Senior Vice President of Retail Banking since January 2005.  She has also served as Marketing Officer since February 2000.  Prior to this time, she spent 20 years in retail banking, human resources, and marketing with another financial institution.  Ms. Marks currently owns 6,142 shares of common stock.

Chris A. Royal (age 56) has been employed by us since March 2007 as Senior Vice President and Chief Lending Officer.  From 2003 to 2007, Mr. Royal was employed as a Middle Market Lending and Relationship Manager at JPMorgan Chase Bank, N.A., Springfield, Illinois.  Prior to this time, he spent 25 years with National City Bank, Springfield, Illinois in lending and retail banking.  Mr. Royal currently owns 2,637 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934.  Our officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock.  SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.  Based on our review of ownership reports, we believe that none of our officers or directors failed to timely file such ownership reports for the fiscal year ended December 31, 2011, with the exception of one purchase of 955 shares by Director Hess that was reported late.

Board Structure and Compensation

Nasdaq Marketplace Rules require (a) that we have a majority of independent directors on the Board, (b) any compensation committee and nominating committee to be composed solely of independent directors, (c) the compensation of executive officers being determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and (d) the election or recommendation of director nominees for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

Affirmative Determinations Regarding Director Independence and Other Matters

Based on information supplied to it by the directors, the Board of Directors has determined each of the following directors to be an “independent director” as such term is defined in the NASDAQ Marketplace Rules:

Directors Deal, Eyth, Hess, Osburn, and Buchanan

In this proxy statement these directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Independent Directors constitute a majority of the Board of Directors.

The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission and the Internal Revenue Service.

There were no transactions that the Board of Directors needed to review that are not required to be reported under “—Transactions With Certain Related Persons,” below that would bear in the determination of the independence of the directors listed above.

Board Leadership Structure and Risk Oversight

We chose to separate the principal executive officer and board chairman positions in 2001, when President Foss was named chief executive officer.  Prior to this time, Chairman Applebee had served as our chief executive officer.  This structure has provided an experienced chairman who is able to serve independently of the chief executive officer in leading the Board.  We believe that this leadership structure is most appropriate given the Board’s conservative risk profile and the Board’s role in monitoring Jacksonville Bancorp, Inc.’s execution of its business plan and the risk elements associated with such execution.

The Board of Directors is actively involved in oversight of risks that could affect Jacksonville Bancorp, Inc.  This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Jacksonville Bancorp, Inc.  Risks relating to the direct operations of Jacksonville Savings Bank are further overseen by the Board of Directors of Jacksonville Savings Bank, who are the same individuals who serve on the Board of Directors of Jacksonville Bancorp, Inc.  The Board of Directors of Jacksonville Savings Bank also has additional committees that conduct risk oversight separate from Jacksonville Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Code of Ethics

We have adopted a Code of Ethics that is applicable to all of its directors and officers.  The Code of Ethics has been filed with the SEC and is available at our website at www.jacksonvillesavings.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Evaluation of disclosure controls and procedures

We have adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the “Evaluation Date”). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to:  Board of Directors, Jacksonville Bancorp, Inc., 1211 West Morton Avenue, Jacksonville, Illinois 62650.  Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or individual director as appropriate depending on the facts and circumstances outlined in the communications received.   The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee, and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

We have established separate procedures for the submission of complaints regarding accounting, internal accounting controls, or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002.  Such communications may be submitted to the Chairman of the Audit Committee by telephoning (217) 245-5121.  Alternatively, such communications may be submitted in writing to the following address:  Chairman of the Audit Committee, Jacksonville Bancorp, Inc., 1211 West Morton Avenue, Jacksonville, Illinois 62650.

Meetings and Committees of the Board of Directors

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees.  During the year ended December 31, 2011, the Board of Directors held 12 regular meetings and no special meetings.   During the year ended December 31, 2011, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

Since June 2003 and pursuant to Nasdaq rules, the independent members of the Board of Directors meet in “executive session” without the presence of management. These meetings are expected to occur no less than bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors.  The Board of Directors has established various committees to which certain responsibilities have been delegated.  The committees include the following:

Compensation Committee

The Compensation Committee consisting of Directors Deal, Buchanan, Eyth, Hess and Osburn, reviews the salary and benefits provided to our officers and employees.  During 2011, the Committee met one time.  Each member of the Compensation Committee is “independent” as defined in the Nasdaq listing standards.  We do not have a compensation committee charter.

During the year ended December 31, 2011, the Compensation Committee met to review the performance of the executive officers and determine compensation programs and adjustments.  Andrew F. Applebee, Richard A. Foss and John C. Williams are our directors in addition to being our executive officers.  Messrs. Applebee, Foss and Williams do not participate in the Board of Directors’ determination of their respective compensation as executive officers.

The Compensation Committee has the primary authority to determine and recommend to our Board of Directors the compensation awards available to our executive officers, other than our chief executive officer.  To aid the Compensation Committee in making its determination, our chief executive officer provides recommendations regarding the compensation of all executive officers, excluding himself.  The compensation committee has the sole authority to determine the chief executive officer’s compensation.

The Compensation Committee and management annually review surveys of the compensation levels of other financial institutions of similar size and markets.  In addition, our compensation committee has historically taken into account input from independent members of our Board of Directors and publicly available data relating to compensation practices and policies of other companies within and outside our industry.  While peer group surveys may not be appropriate for a stand-alone tool for setting compensation, we generally believe that gathering this information is an important part of our decision-making process.  Our peer group consists of banks and thrifts of similar asset size located in our geographical area.  We also recognize that in order to attract, retain, and motivate key individuals, the Compensation Committee may determine that it is in our best interest to negotiate total compensation packages.

Nominating Committee

Each member of the Nominating Committee is “independent” as defined in the Nasdaq listing standards.  The Nominating Committee consists of Directors Osburn, Hess and Deal.  The Nominating Committee met one time in fiscal year 2011.

The functions of the Nominating Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●	to review and monitor compliance with the requirements for board independence; and

●	to review the committee structure and make recommendations to the Board regarding committee membership.

Our Board of Directors has adopted a written charter for the Committee, which is available on our website at www.jacksonvillesavings.com. The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has personal and professional ethics and integrity and whose values are compatible with ours;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which we operate and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

●	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.  Although the Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominations by Shareholders

The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 1211 West Morton Avenue, Jacksonville, Illinois 62650.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

●
the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

●	a statement detailing any relationship between the candidate and us;

●	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice of Business to be Conducted at an Annual Meeting.”  There have been no material changes to these procedures since they were previously disclosed in our proxy statement for the 2010 Annual Meeting of Stockholders.

Audit Committee

Our Board of Directors has adopted a written charter for the Committee, which is available on our website at www.jacksonvillesavings.com.  Our Audit Committee consists of Directors Eyth, Deal, Hess, and Osburn.  Each member of the Audit Committee is “independent” as defined in the listing standards for Nasdaq-listed companies and under Rule 10A-3 of the Securities Exchange Act of 1934.  Each member of the Audit Committee is able to read and understand financial statements, and no member of the Audit Committee has participated in the preparation of our financial statements or Jacksonville Savings Bank’s, or Jacksonville Savings Bank’s subsidiaries’, financial statements during the past three years.  Director Eyth is deemed by us to be an “audit committee financial expert.”  Director Eyth has an understanding of generally accepted accounting principles (GAAP) and has the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that we reasonably expect to be raised by our financial statements. Director Eyth has acquired these attributes through experience as a certified public accountant and partner in public accounting firm.

The Audit Committee reviews, approves and oversees all of our related-party transactions, which would be required to be disclosed under applicable Exchange Act rules.  The Audit Committee meets as needed in order to examine and approve the audit report prepared by our independent registered public accounting firm and to conduct such other business as is necessary.  During 2011, the Audit Committee met four times.

In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

In accordance with its written charter and as part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2011;

●	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

This report has been provided by the Audit Committee:

Directors Eyth, Deal, Hess, and Osburn.

Attendance at Annual Meeting of Stockholders.  We do not have a policy regarding director attendance at the annual meetings of stockholders.  Directors Applebee, Foss, Williams, Deal, Hess, Buchanan and Osburn attended the prior year’s annual meeting of stockholders.

Executive Compensation

Summary Compensation Table.  The following table shows the compensation of Richard A. Foss, our principal executive officer, and the two highest compensated executive officers who received total compensation of $100,000 during the past fiscal year for services to us or any of our subsidiaries during the year ended December 31, 2011.

Summary Compensation Table (3)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in pension value and non-qualified deferred compensation earnings (1) ($)	All other compensation (2) ($)	Total ($)
Richard A. Foss, President and Chief Executive Officer	2011 2010	196,274 190,554	22,000 16,000	42,343 40,483	31,458 28,419	292,075 275,456

John C. Williams, Senior Vice President and Trust Officer	2011 2010	110,816 107,692	12,000 8,900	47,220 44,307	18,730 16,787	188,766 177,686

Chris A. Royal, Senior Vice President and Chief Lending Officer	2011 2010	121,290 117,754	13,000 9,700	14,590 13,742	6,102 5,187	154,982 146,383

(1)
Amounts reported for Messrs. Foss and Williams include non-qualified deferred compensation earnings of $10,611 and $430, respectively, for 2011 and $10,596 and $430, respectively, for 2010 under the Jacksonville Savings Bank Long-Term Deferred Compensation Plan.

(2)
All other compensation in 2011 consisted of our matching contributions under the 401(k) Profit Sharing Plan and life insurance premiums paid by Jacksonville Bancorp, Inc.  This amounted to $10,971, $5,630, and $6,102 for Messrs. Foss, Williams and Royal, respectively. All other compensation in 2011 for Messrs. Foss and Williams also included board fees from Jacksonville Bancorp, Inc. totaling $14,600 and $13,100, respectively.  In addition, in 2011 Mr. Foss was reimbursed $5,887 to pay for family health insurance coverage.

(3)	During the years ended December 31, 2011 and December 31, 2010, no stock or option awards were granted to the named executive officers.

Employment Agreements

Jacksonville Savings Bank has entered into separate amended and restated employment agreements with Andrew F. Applebee, the Chairman of the Board, and Mr. Foss, who is also a member of the Board of Directors (referred to below as the “executives” or “executive”) on March 17, 2009 and September 2, 2008, respectively.  The employment agreements were amended and restated in order to comply with Section 409A of the Internal Revenue Code.  The employment agreements ensure that Jacksonville Savings Bank maintains a stable and competent management base.  The continued success of Jacksonville Savings Bank depends on the skill and competence of the Chairman of the Board, and the President and Chief Executive Officer.

Each employment agreement provides for a three-year term.  Commencing on the anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend each employment agreement for an additional year unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive.  The current base salary under the employment agreements is $42,016 and $202,176 for Messrs. Applebee and Foss, respectively.  Each executive’s base salary will be reviewed annually.  In addition to the base salary, each executive will receive all benefits provided to permanent full-time employees of Jacksonville Savings Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel, and will be entitled to receive directors fees while serving on the Board of Directors.

Each executive will be entitled to severance payments and benefits in the event of his termination of employment under specified circumstances, including his (A) termination of employment for reasons other than cause, disability, or retirement, or (B) in the event the executive resigns during the term of his agreement for any of the following reasons:

(1)
the failure to elect or reelect or appoint or reappoint the executive to his current position with Jacksonville Bancorp, Inc. and Jacksonville Savings Bank, or for Mr. Applebee, the failure to elect or reelect the executive as the Chairman of the Board;

(2)
a material change in the executive’s duties that are in effect as of the effective date of the agreement that would cause the executive’s position to become one of lesser responsibility or importance or a material reduction in the benefits and perquisites being provided to the executive;

(3)	a relocation of the executive’s principal place of employment by more than 30 miles from his current location;

(4)
liquidation or dissolution of Jacksonville Bancorp, Inc. or Jacksonville Savings Bank other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executive; or

(5)	any breach of the employment agreement.

In the event of the executive’s involuntary termination or resignation from employment following the occurrence of one of the circumstances identified above, the executive will be entitled to receive a cash lump sum payment within 30 days after his termination date (but a six month delay may apply if the executive is  a “specified employee” as defined in Section 409A of the Internal Revenue Code) in an amount equal to the greater of (i) the payments due under the remaining term of the executive’s employment agreement or (ii) three times the average of the three preceding years’ base salary, including bonuses and other cash compensation paid to executive, and also the amount of any benefits received by the executive pursuant to any employee benefits plan maintained by Jacksonville Savings Bank.  Each executive will also be entitled to continuation of life insurance and non-taxable medical and dental coverage during the remaining term of the agreement.  In the event the executive resigns without the occurrence of one of the circumstances identified above, the Board of Directors may choose to pay the executive a discretionary severance payment not to exceed the amounts described above.

In the event of the executive’s termination of employment, whether voluntary or involuntary, following a change in control of Jacksonville Savings Bank or Jacksonville Bancorp, Inc. during the term of the agreement, the executive will be entitled to receive a cash lump sum payment within 30 days after his termination date (but a six month delay may apply if the executive is  a “specified employee” as defined in Section 409A of the Internal Revenue Code) in an amount equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) 2.99 times his average annual compensation received over the five years preceding his termination date, which includes base salary, bonuses and any other compensation paid to the executive, and also the benefits received under any employee benefits plan maintained by Jacksonville Savings Bank   In addition, Jacksonville Savings Bank would also continue each executive’s life insurance and non-taxable medical and dental coverage for the remaining term of his employment agreement.  In the event any severance payments or benefits provided to the executive constitutes an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, the severance payments or benefits under each employment agreement will be reduced accordingly to avoid penalties.

The employment agreements provide that for a period of one year following termination, other than following a change in control, each executive agrees not to compete with Jacksonville Savings Bank in any city, town or county in which it maintains an office or has filed an application to establish an office.

In addition, on September 2, 2008, Jacksonville Savings Bank entered into an amended and restated employment agreement with John Williams, a Senior Vice President of Jacksonville Savings Bank, who is also a member of the Board of Directors.  The employment agreement was amended and restated in order to comply with Section 409A of the Internal Revenue Code.  The term of the employment agreement is for one year and extends automatically for an additional year unless notice of nonrenewal is provided to the executive.  The executive’s current base salary under the employment agreement is $114,244.  In addition to the base salary, the executive will receive all benefits provided to permanent full-time employees of Jacksonville Savings Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel, and will be entitled to receive directors fees while serving on the Board of Directors.

The executive will be entitled to severance payments and benefits in the event of his termination of employment under specified circumstances, including his (A) termination of employment for reasons other than cause, disability, or retirement; (B) termination of employment, whether voluntary or involuntary, following a change in control of Jacksonville Bancorp, Inc. or Jacksonville Savings Bank; or (C) in the event the executive resigns during the term of his agreement for any of the following reasons:

(1)	the failure to elect or reelect or appoint or reappoint the executive to his current position with Jacksonville Savings Bank;

(2)	a material change in the executive’s duties that are in effect as of the effective date of the agreement that would cause the executive’s position to become one of lesser responsibility or importance;

(3)
liquidation or dissolution of Jacksonville Bancorp, Inc. or Jacksonville Savings Bank other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the executive; or

(4)	any breach of the employment agreement.

In the event of the executive’s termination as a result of one of the specified circumstances identified above, the executive will be entitled to receive a cash lump sum payment within 30 days after his termination date (but a six month delay may apply if the executive is  a “specified employee” as defined in Section 409A of the Internal Revenue Code) in an amount equal to the greater of: (i) the payments due under the remaining term of his employment agreement, or (ii) one times his base salary earned during the preceding 12 months, including bonuses and any other cash compensation paid during such period, and also any benefits received by the executive under any employee benefit plan maintained by Jacksonville Savings Bank.  The executive will also be entitled to continuation of life insurance and non-taxable medical and dental coverage during the remaining term of the agreement. In the event any severance payments or benefits provided to the executive constitutes an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, the severance payments or benefits under each employment agreement will be reduced accordingly to avoid penalties.

The employment agreements provide that for a period of one year following termination, other than following a change in control, the executive agrees not to compete with Jacksonville Savings Bank in any city, town or county in which it maintains an office or has filed an application to establish an office.

We had no outstanding equity awards as of December 31, 2011 for our named executive officers.

Benefit Plans

Stock Option Plan.  Jacksonville Savings Bank adopted the 2001 Stock Option Plan (the “2001 Option Plan”), which authorized the issuance of up to 87,239 (as adjusted as a result of our conversion from the mutual holding company structure occurring on July 14, 2010) shares of common stock pursuant to grants of stock option awards to employees and outside directors.  A stock option award gives the recipient the right to purchase shares of common stock of Jacksonville Bancorp, Inc. at a specified price at a specified period of time.  Awards may be granted as either incentive or nonstatutory stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common purchased upon exercise of a stock option must be paid for in full at the time of exercise either in cash or with common stock that was owned by the recipient.  The 2001 Option Plan permits the grant of dividend equivalent rights and reload options.  During the year ended December 31, 2011, no additional stock option awards were granted to the named executive officers under the 2001 Option Plan.  At December 31, 2011, no options under the 2001 Option Plan remain outstanding.  At December 31, 2011 we had 4,504 options outstanding that were issued in 2004 under the 1996 Stock Option Plan.

Supplemental Life Insurance Plan.  Effective January 1, 2008, Jacksonville Savings Bank adopted the Supplemental Life Insurance Plan for the benefit of certain executive officers who have been selected to participate in the plan.  The plan provides for a lump sum payment of $100,000 to the participant’s beneficiary in the event of his or her death while employed with Jacksonville Savings Bank.  If the participant dies after his or her termination of employment with Jacksonville Savings Bank, the participant’s beneficiary will not be entitled to any benefits under the plan.  The plan is funded by the purchase of single-premium bank-owned life insurance policies.  Messrs. Applebee, Foss, Williams and Royal are participants in the plan.

Salary Continuation Plan 1.  On September 2, 2008, Jacksonville Savings Bank adopted Salary Continuation Plan 1 for a select group of management and highly compensated employees, as determined by the board of directors.  The plan provides supplemental retirement benefits to a participant if he or she retires at age 65 or later, or dies while still employed with Jacksonville Savings Bank prior to attaining age 65, in an amount equal to the annual normal retirement benefit specified in the participant’s individual participation agreement.  Upon termination of employment on or after attaining age 55 with 5 years of service but prior to attaining age 65, the participant will be paid an annual early retirement benefit equal to his or her accrued benefit as of the last day of the month preceding termination.  Under the plan, the participant will be 100% vested in his or her annual early retirement benefit.  If the participant terminates employment due to disability, the participant will be entitled to his or her accrued benefit as of the date of termination.  In the event of a change in control followed by the participant’s termination of employment prior to attaining age 65, the participant will be entitled to the change in control benefit equal to the full annual normal retirement benefit, provided, however that such benefit is limited so that it will not constitute an “excess parachute payment” subject to excise taxes under Section 280G of the Internal Revenue Code.  Benefits under the plan generally will be paid in equal monthly installments for ten years.  Notwithstanding the foregoing, in the event a participant is a “specified employee,” as defined under Section 409A of the Internal Revenue Code, all payments under the plan that are scheduled to be made during the first six months following the participant’s termination of employment for any reason other than death or disability will be accumulated and paid in a lump sum on the first day of the seventh month following such termination.  Messrs. Applebee, Foss, Williams and Royal are participants in the Salary Continuation Plan 1, and are eligible to receive a normal retirement benefit of $25,000, $35,000, $25,000, and $30,000, respectively, payable for 10 years.

Long-Term Deferred Compensation Plan.  Effective January 1, 1996, Jacksonville Savings Bank adopted the Long-Term Deferred Compensation Plan for a select group of management and highly compensated employees, as determined by the Board of Directors.  The plan was frozen, effective December 31, 2004, such that no contributions were made to the plan thereafter.  The plan allowed for a participant to elect deferring a portion of his or her base salary and bonus payable during the year into the plan.  In addition, Jacksonville Savings Bank made a mandatory annual contribution on behalf of each participant in an amount equal to the contribution amount specified in the participant’s individual participation agreement, and also reserved the right to make an additional discretionary contribution on behalf of each participant.  All amounts contributed to the plan are credited to a bookkeeping account established on behalf of each participant, and will be payable to the participant following the earlier of his or her termination of employment, death, or disability in a lump sum or annual installments over a period not to exceed 15 years.

Deferred Compensation Agreements.  Mr. Williams entered into the deferred compensation agreement and the director’s compensation agreement with Chapin State Bank on August 3, 1987 and July 1, 1982, respectively.  The agreements were assumed by Jacksonville Bancorp, Inc. in connection with the acquisition of Chapin State Bank on July 3, 2000.  Mr. Williams is entitled to receive a retirement benefit of $117,316 and $108,360, respectively, under each agreement.  The retirement benefits under the agreements will commence upon Mr. Williams’ 65th birthday and will be payable in 120 monthly installments thereafter.  Mr. Williams’ retirement benefits under the agreements have been funded by bank-owned life insurance policies.

Tax-Qualified Benefit Plans

401(k) Plan. Jacksonville Savings Bank maintains the Jacksonville Savings Bank 401(k) Profit Sharing Plan and Trust, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements.  All eligible employees can begin participation in the 401(k) plan on the first entry date that coincides with or next follows the date the employee attains age 21 and has one year of service.  A participant may contribute up to 100% of his or her compensation to the 401(k) Plan, on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code.  For 2012, the salary deferral contribution limit is $17,000, provided, however that a participant over age 50 may contribute an additional $5,500 to the 401(k) Plan.  In addition to salary deferral contributions, Jacksonville Savings Bank will make matching contributions equal to a certain percentage (determined annually) of the participant’s salary deferral contributions for the plan year, and may also provide a discretionary employer contribution.  A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions.  All other employer discretionary contributions vest at a rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service.  However, a participant will immediately become 100% vested in any discretionary employer contributions received upon the participant’s death, disability, or attainment of age 65 while employed with Jacksonville Savings Bank.  Generally, unless the participant elects otherwise, the participant’s benefit under the 401(k) Plan will be payable in the form of a lump sum payment by no later than the last day of the plan year immediately following the participant’s date of termination.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options or vehicles available, which includes investing in the common stock of Jacksonville Bancorp, Inc.

Employee Stock Ownership Plan.  Jacksonville Savings Bank maintains the Jacksonville Savings Bank Employee Stock Ownership Plan.  Employees who are at least 21 years old with at least one year of service are eligible to participate in the plan. The plan had borrowed funds from us and used those funds to purchase 41,614 shares of common stock for the plan in connection with our 2010 stock offering at a price of $10.00 per share.  The loan will be repaid principally through Jacksonville Savings Bank’s contribution to the plan and dividends payable on the common stock held by the plan over the 20-year term of the loan.  The interest rate for the loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, as of the first business day of each calendar year during the term of the loan.

The trustee will hold the shares purchased by the plan in an unallocated suspense account, and shares will be released to the participants’ accounts as the loan is repaid.  Shares released from the unallocated suspense account will be allocated to each eligible participant’s plan account based on the ratio of each participant’s compensation to the total compensation of all eligible participants.  Under the terms of the plan, shares that are allocated to employees will be voted by the plan trustee based on directions received by the employee. Unallocated shares will be voted by the plan trustee in the same proportion as allocated shares pursuant to directions received by the employees.  Vested benefits are payable generally upon the participants’ termination of employment, and are paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash.  However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

The plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts.  The trustee votes allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Directors’ Compensation.

Directors’ Summary Compensation Table.  Set forth below is summary compensation for each of our non-employee directors for the fiscal year ended December 31, 2011.  Director compensation paid to directors who also are named executive officers is reflected above in the “Executive Compensation – Summary Compensation Table.”

	Director Compensation(3)(4)
Name	Fees earned or paid in cash ($)	Stock Awards	Option Awards (1)	Change in pension value and non- qualified deferred compensation earnings (2) ($)	All other compensation (3) (4) ($)	Total ($)
Andrew F. Applebee	14,600	—	—	46,366	58,827	119,793
John M. Buchanan	13,200	—	—	—	—	13,200
Harmon B. Deal, III	16,900	—	—	—	—	16,900
John L. Eyth	15,350	—	—	—	—	15,350
Dean H. Hess	15,450	—	—	10,059	—	25,509
Emily J. Osburn	14,050	—	—	—	—	14,050

(1)	As of December 31, 2011, only Mr. Deal had outstanding equity awards consisting of 1,201 option awards.
(2)	Amounts reported in 2011 consisted of $16,636 in above market earnings on Mr. Applebee’s deferred compensation under the Long-Term Deferred Compensation Plan.
(3)
All other compensation for Mr. Applebee includes salary of $42,016 under his employment agreement, bonus of $8,200, matching contributions of $2,284 under our 401(k) Plan, health insurance premiums of $5,887 and life insurance premiums of $440.  Please see descriptions of the employment agreement and 401(k) Plan under the “Executive Compensation-Summary Compensation Table” for further details.

(4)	No stock awards, option grants or non-equity incentive plan compensation awards were made to the directors during the 2011 year.

Cash Compensation.  Members of the Board of Directors each received $13,100 during the year ended December 31, 2011.  We paid a total of $117,250 in directors’ fees for the year ended December 31, 2011.

Other Compensation Arrangements.  Jacksonville Savings Bank entered into an amended and restated employment agreement with Mr. Applebee.  Please see the description of the employment agreement set forth above under the “Executive Compensation – Summary Compensation Table” for further details.  Mr. Applebee is also a participant in the Salary Continuation Plan 1 and the Long-Term Deferred Compensation Plan.  Please see the descriptions of each plan set forth above under the “Executive Compensation – Outstanding Equity Awards Table” for further details.

Mr. Hess entered into the deferred compensation agreement and the director’s compensation agreement with Chapin State Bank on August 3, 1987 and July 1, 1982, respectively.  The agreements were assumed by Jacksonville Bancorp, Inc. in connection with the acquisition of Chapin State Bank on July 3, 2000.  Mr. Hess is entitled to receive a retirement benefit of $105,492 and $95,400, respectively, under each agreement.  The retirement benefits under the agreements will commence upon Mr. Hess’ 65th birthday and will be payable in 120 monthly installments thereafter. Mr. Hess’ retirement benefits under the agreements have been funded by bank-owned life insurance policies.

Transactions With Certain Related Persons.

We intend that all transactions between us and our executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms consistent with the provisions of federal and state regulation, which governs loans to directors and executive officers and will be approved by a majority of our independent outside directors not having any interest in the transaction.  At December 31, 2011, we had loans with an aggregate balance of $2.9 million outstanding to our executive officers and directors.  In addition, we had loans with an aggregate balance of $302,000 to related parties of our executive officers and directors.  All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectibility or present other unfavorable features.

There were no transactions or series of transactions since the beginning of our last fiscal year or any currently proposed transaction where we were or are a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, one of which is applicable to us.  Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to our directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has approved the engagement of BKD, LLP to be our independent registered public accounting firm for the 2011 fiscal year, subject to the ratification of the engagement by our stockholders.  Auditors are not deemed independent under Securities Rules unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the audit committee which sets forth each specific service to be performed by the auditor. At the meeting, the stockholders will consider and vote on the ratification of the engagement of BKD, LLP for our fiscal year ending December 31, 2012.  A representative of BKD, LLP is expected to attend the meeting, and will have an opportunity to make a statement and to answer questions.

Audit Fees.  During the past two years, the fees billed for professional services rendered by BKD, LLP for the audit of our annual financial statements and for the review of our Form 10-K, annual report and Form 10-Q were $74,918 for 2011 and $76,917 for 2010.

Audit-related fees.  During the past two years, fees for professional services by the BKD, LLP that were not directly related to the preparation of the audit were $15,950 for 2011 and $100,486 for 2010.  Such fees related to the audit of our 401(k) plan and annual trust procedures in 2011.  Such fees related to the second step conversion and stock offering, audit of our 401(k) plan, and annual trust procedures in 2010.

Tax Fees.  During the past two fiscal years, the fees billed for professional services by BKD, LLP for tax services were $11,650 for 2011 and $14,816 for 2010.

All Other Fees.  There were no aggregate fees billed for professional services rendered to us by the Independent Registered Public Accounting Firm for services other than those listed above for 2011 and 2010.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee concluded that performing such services in 2011 and 2010 did not affect the independent registered public accounting firms’ independence in performing their function as auditors for us.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of BKD LLP as the registered public accounting firm for the 2012 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification.  The Board of Directors recommends a vote “FOR” the ratification of BKD LLP as the independent registered public accounting firm for the 2012 fiscal year.

PROPOSAL III-ADOPTION OF THE JACKSONVILLE BANCORP, INC. 2012 STOCK OPTION PLAN

General

Subject to stockholder approval at the annual meeting, we have established the Jacksonville Bancorp, Inc. 2012 Stock Option Plan (the “Stock Option Plan”).  Under the Stock Option Plan, options to purchase up to 104,035 shares of common stock may be granted to our employees and directors.  As of March 16, 2012, the record date, the market value of our shares of common stock was $15.14 per share.  Our Board of Directors believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a incentive stock options and non-qualified stock options to officers and directors as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Jacksonville Savings Bank and Jacksonville Bancorp, Inc. most depends.  The complete text of the Stock Option Plan is attached as Appendix A to this proxy statement.  The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

The Stock Option Plan provides for awards in the form of either “incentive stock options” as defined under Section 422 of the Code or stock options not intended to qualify as such (“non-qualified stock options”).    Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.  The term of stock options generally will not exceed ten years from the date of grant.  No stock option awards have been granted to date under the Stock Option Plan.

Shares issued upon the exercise of a stock option under the Stock Option Plan shall be shares acquired by Jacksonville Bancorp, Inc. in open market purchases or private transactions or issued from authorized but unissured shares.  Any shares subject to an award that expires or is terminated unexercised will remain available for issuance under the Stock Option Plan.  Generally, at the discretion of the Board of Directors, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board.  No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

The Stock Option Plan will be administered by not less than three members of Jacksonville Bancorp, Inc.’s Compensation Committee of the Board of Directors who are “disinterested directors” (as defined in the Stock Option Plan).  Pursuant to the terms of the Stock Option Plan, directors and employees of Jacksonville Bancorp, Inc. or any subsidiary of Jacksonville Bancorp, Inc., including Jacksonville Savings Bank, are eligible to participate.  As of March 16, 2012, there were five non-employee directors eligible to participate in the Stock Option Plan.  Subject to the provisions of the Stock Option Plan, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest.  The Committee will specify the vesting schedule or conditions of each stock option award. Unless the Committees specifies a different vesting schedule at the time of grant, stock options awarded under the Stock Option Plan will vest at the rate of 20% per year commencing one year from the date of grant.  Generally, the aggregate amount of the awards granted to all directors may not exceed 30% of the options that may be awarded under the Stock Option Plan.  Subject to the terms of the Stock Option Plan, the maximum number of shares of common stock that may be subject to stock options granted to any one participant during any calendar year shall be 25,000.  The Committee may accelerate the time period for exercising options.

In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, individual performance evaluations and the value of the individual’s services to Jacksonville Savings Bank and Jacksonville Bancorp, Inc.  The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant.  Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events).  The exercise price may be paid in cash, common stock, including a net settlement of the stock option through Jacksonville Bancorp, Inc., or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan).

Stock Options.  Incentive stock options can only be granted to employees of Jacksonville Savings Bank, Jacksonville Bancorp, Inc. or an “affiliate” (i.e., a parent or subsidiary corporation of Jacksonville Savings Bank or Jacksonville Bancorp, Inc.).  Outside directors will be granted non-qualified stock options.  No option granted to an officer in connection with the Stock Option Plan will be exercisable as an incentive stock option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Jacksonville Savings Bank and/or Jacksonville Bancorp, Inc., except as set forth below.  Unless the Committee specifies otherwise, in the event a participant ceases to maintain continuous service with Jacksonville Bancorp, Inc. or an affiliate by reason of death or disability, options still subject to restrictions will vest and be free of these restrictions and, except following a change in control, can be exercised for one year or the remainder of the options’ original term, whichever is less.  If specifically set forth in the award agreement, a participant will become fully vested in the participant’s unvested stock options in the event of the participant’s retirement, and if not set forth in the award agreement, a participant’s unvested options will be forfeited upon retirement.  In the event of a participant’s involuntary termination of employment or termination of service as a director following a change in control (other than for cause), all stock options held by the participant shall become fully exercisable for the remaining unexpired term of the award.  Incentive stock options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code.  In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options.  The participant’s vested options will remain exercisable for up to three months.

Effect of Adjustments.  Shares underlying options granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Jacksonville Bancorp, Inc. without receipt of payment or consideration by Jacksonville Bancorp, Inc.

In the case of any merger, consolidation or combination of Jacksonville Bancorp, Inc. with or into another holding company or other entity, whereby holders of common stock will receive cash for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between (i) the cash payment times the number of shares of common stock subject to such options and (ii) the aggregate exercise price of all surrendered options.

Amendment and Termination.  The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan.  In addition, no amendment may (i) materially increase the benefits accruing to participants under the Stock Option Plan; (ii) materially increase the aggregate number of securities that may be issued under the Stock Option Plan, other than pursuant to corporate transactions described in the Stock Option Plan, or (iii) materially modify the requirements for participation in the Stock Option Plan, unless the amendment under (i), (ii) or (iii) above is approved by our stockholders.  However, the Committee may make any amendment to the Stock Option Plan or an award agreement to conform the Stock Option Plan or the award agreement to applicable law or regulation, to revise the Plan in response to amendments required by any bank regulatory agency, or to avoid accounting treatments that would materially affect the financial condition or results of operations of Jacksonville Bancorp, Inc.  The Stock Option Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Stock Option Plan on or after the ten-year anniversary of the effective date of the Stock Option Plan.

Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The exercise of a stock option that is an incentive stock option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Jacksonville Bancorp, Inc. to a deduction at the time of such exercise.  However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax.  The alternative minimum tax is incurred only when it exceeds the regular income tax.  The sale of an incentive stock option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

We will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that we meet our federal withholding tax obligations.

In order to approve the Stock Option Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2012 Stock Option Plan.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 1211 West Morton Avenue, Jacksonville, Illinois, no later than November 27, 2012.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Jacksonville Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Jacksonville Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article II, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on Jacksonville Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Jacksonville Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2013 Annual Meeting of Stockholders is expected to be held April 23, 2013.   Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Secretary no earlier than January 23, 2013 and no later than February 2, 2013.  If notice is received prior to January 23, 2013 or after February 2, 2013, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than the matters described above in the Proxy Statement.  However, if any matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

We will bear the cost of solicitation of proxies.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation. A copy of our Annual Report accompanies this Proxy Statement.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.  Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, WHICH ALSO CONSTITUTES OUR ANNUAL DISCLOSURE STATEMENT, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE BY ACCESSING OUR WEBSITE AT “WWW.JACKSONVILLESAVINGS.COM“ OR UPON WRITTEN OR TELEPHONIC REQUEST TO DIANA TONE, AT 1211 WEST MORTON AVENUE, JACKSONVILLE, ILLINOIS 62650 OR CALL (217) 245-4111.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John D. Eilering
John D. Eilering
Corporate Secretary
Jacksonville, Illinois
March 26, 2012

JACKSONVILLE BANCORP, INC.
2012 STOCK OPTION PLAN

ARTICLE 1 — GENERAL

Section 1.1             Purpose, Effective Date and Term. The purpose of this 2012 Stock Option Plan (this “Plan”) is to promote the long-term financial success of Jacksonville Bancorp, Inc., a Maryland chartered corporation (the “Company”), and its Subsidiaries, including Jacksonville Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to the success of the Company and the Bank and to further align their interests with those of the Company’s stockholders. The “Effective Date” of this Plan is April 24, 2012, the expected date of approval of the Plan by the Company’s stockholders, or such other date when stockholder approval is obtained. This Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under this Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2             Administration. This Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3             Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of this Plan shall be a “Participant” in this Plan. Awards under this Plan shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4             Definitions. Capitalized terms used in this Plan are defined as set forth in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1             General. Each award under this Plan shall be subject to the terms and conditions of this Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.5, an award may be granted as an alternative to or replacement of an existing award under this Plan or any other stock benefit plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the stock benefit or other compensation plan of any entity acquired by the Company or any Subsidiary.

Only stock options may be granted under this Plan.  A stock option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the day before the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Unless otherwise specified in the Award Agreement or prohibited by statute, a stock option awarded to an Employee shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such stock option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

Section 2.2             Stock Options.

(a)           Grant of Stock Options. Each stock option shall be evidenced by an Award Agreement that shall: (i) specify the number of stock options covered by the award; (ii) specify the date of grant of the stock option; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. In addition, the Committee, in its sole discretion, may condition the vesting or exercise of an award on the requirement that the Participant not compete with the Company during the period that an award is outstanding and such requirement shall be set forth in the Award Agreement executed by the Participant and an authorized officer of the Company.

(b)           Terms and Conditions. A stock option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option be exercised later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each stock option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; and, provided further, that the Exercise Price may be higher or lower in the case of stock options granted in replacement of existing awards held with respect to an acquired entity. The payment of the Exercise Price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise, including for this purpose, tendering shares that would be received upon exercise of the stock option, e.g., a net settlement of stock options; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise (i.e., a broker-assisted “cashless exercise”); (c) by personal, certified or cashiers’ check; (d) by other property or combination of consideration deemed acceptable by the Committee. The total number of shares that may be acquired upon the exercise of a stock option shall be rounded down to the nearest whole share.

Section 2.3             Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an award under this Plan (including the right to exercise a stock option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of Service for full vesting shall be be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.  Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.4             Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend this Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to this Plan or an Award Agreement pursuant to this Section 2.4 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under this Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.5             Prohibition Against Stock Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option previously granted under this Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the stock option’s in-the-money value) or replacement grants, or other means.

Section 2.6             Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award. Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee or Director shall vest immediately upon such individual’s death, Disability or Retirement.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, stock options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and stock options may be exercised only for a period of three months following termination (or the remaining term, if less).

(b)           In the event of a Termination of Service for Cause, all stock options granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability, Retirement or death, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, at the date of Termination of Service, and, unless the Committee specified otherwise, stock options may be exercised for the one year or the remaining term of the Award, whichever is less, provided, however, that no stock option shall be eligible for treatment as an ISO in the event such stock option is exercised more than one year following termination of employment due to Disability and, provided further, that in order to obtain ISO treatment for stock options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after termination of employment.

(d)           The effect of a Change in Control on the vesting/exercisability of stock options is as set forth in Article 4.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1             Available Shares.  The shares of Stock with respect to which awards may be made under this Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2             Share Limitations.

(a)           Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 104,035. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a stock option, shares of Stock covered by an award shall only be counted as used to the extent they are actually issued. To the extent any shares of Stock covered by an Award under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3             Limitations on Grants to Individuals.

(a)           Grants to Individuals. The maximum number of shares of Stock that may be subject to grant and designated as ISOs under this Plan shall be 104,035. The maximum number of shares of Stock that may be subject to stock options granted to any one Participant during any calendar year shall be 25,000.

(b)           Director Awards. The maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, shall be thirty percent (30%) of all shares of Stock to be granted pursuant to Section 2.1. The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

Section 3.4             Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan and/or under any award granted under this Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of stock options in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, and (iii) the Exercise Price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options (including, without limitation, cancellation of stock options in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of stock options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any stock options granted under this Plan that remain outstanding shall be converted into stock options to purchase voting common equity securities of the business entity that survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding stock options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding stock options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the stock option being canceled.

(c)           The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 3.5             Delivery of Shares. Delivery of shares of Stock or other amounts under this Plan shall be subject to the following:

(a)           Compliance with Applicable Laws. Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under this Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates. To the extent that this Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1             Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in this Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or as to a Director, Termination of Service as a Director) following a Change in Control, all stock options then held by the Participant shall become fully exercisable and shall be exercisable for the remaining unexpired term of the award.

Section 4.2             Definition of Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (i) the term “Person” shall not include (A) the Company or any of its Subsidiaries, (B) an employee benefit plan of the Company or any of its Subsidiaries (including this Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (C) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (ii) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (iii) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)           the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)           a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)           a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities that increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1             Administration. This Plan shall be administered by the Committee, which shall be comprised of the members of the Compensation Committee of the Board of Directors of the Company, and which shall also be comprised of not less than three Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer awards that are made to Participants who at the time of consideration for such award (i) are persons subject to Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee.

Section 5.2             Powers of Committee. The Committee’s administration of this Plan shall be subject to the following:

(a)           Subject to the provisions of this Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6), to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)           The Committee will have the authority and discretion to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations that may be necessary or advisable for the administration of this Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of this Plan by the Committee and any decision made by it under this Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of this Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3             Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or this Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under this Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under this Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegatees shall be treated hereunder as acts of the Committee and such delegatees shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4             Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under this Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of this Plan.

Section 5.5             Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1             General. The Board may, as permitted by law, at any time, amend or terminate this Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.4, Section 3.4 and Section 6.2) may cause the award to violate Code Section 409A or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted under this Plan prior to the date such amendment is adopted by the Board; provided, however that, no amendment may (a) materially increase the benefits accruing to Participants under this Plan; (b) materially increase the aggregate number of securities that may be issued under this Plan, other than pursuant to Section 3.4; or (c) materially modify the requirements for participation in this Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2             Amendment to Conform to Law, Accounting Changes and Bank Regulation. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming this Plan or the Award Agreement to any present or future law or regulation relating to plans of this or similar nature (including, but not limited to, Code Section 409A), (ii) revising this Plan in response to amendments required by any bank regulatory agency, or (iii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of this Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.4 to any award granted under this Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1             No Implied Rights.

(a)           No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in this Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property that the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under this Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under this Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in this Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards. This Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)           No Rights as a Stockholder. Except as otherwise provided in this Plan, no award under this Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2             Transferability. Except as otherwise so provided by the Committee, ISOs under this Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the stock option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this sub-section (iii), the stock option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Non-Qualified Options under this Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Section 7.3             Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4             Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5             Award Agreement. Each award granted under this Plan shall be evidenced by an Award Agreement signed by the Participant to whom the award was granted. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6             Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under this Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of this Plan, as the Committee shall require.

Section 7.7             Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8             Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of shares of Stock subject to the stock option (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (i) the total minimum amount of required tax withholding divided by (ii) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9             Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10           Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11           Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12           No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to this Plan or any award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13           Governing Law. This Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Illinois, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under this Plan, agrees to submit himself, and any such legal action as he shall bring under this Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14           Benefits Under Other Plans. Except as otherwise provided by the Committee or as otherwise set forth in a Qualified Retirement Plan, awards to a Participant (including the grant and the receipt of benefits) under this Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15           Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16           Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in this Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, electronic mail or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, three (3) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or electronic mail, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17           Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee in its sole and exclusive discretion may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1             In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an award under this Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.

(e)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Committee” means the Committee acting under Article 5.

(i)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee prior to the vesting date of an award, as the Committee may determine in its sole discretion.

(j)           “Director” means a member of the Board of Directors of the Company or a Subsidiary, and also includes advisory directors and directors emeritus.

(k)           “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Notwithstanding the foregoing, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l)           “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary, (ii) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (iii) has not been an officer of the Company, (iv) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(m)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under this Plan.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(p)           “Exercise Price” means the price established with respect to a stock option pursuant to Section 2.2.

(q)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)
the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)
if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)
if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a stock option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r)           Following a Change in Control, a termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (i) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (ii) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (iii) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (iv) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (v) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (vi) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s)           “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(t)           “Incumbent Directors” means:

(i)	the individuals who, on the date hereof, constitute the Board; and

(ii)
any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (A) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (B) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(u)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(v)           “Non-Qualified Option” means the right to purchase shares of stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee who is either not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(w)           “Participant” means any individual who has received, and currently holds, an outstanding award under this Plan.

(x)           “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(i)	attainment of age 65; or

(ii)	attainment of age 55 with 15 years of Service; or

(iii)	with respect to a Director only, the attainment of age 60 with 10 continuous Years of Service.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(y)           “SEC” means the Securities and Exchange Commission.

(z)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(aa)         “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(bb)         “Stock” means the common stock of the Company, $0.10 par value per share.

(cc)         “Subsidiary” means any corporation, affiliate, bank or other entity that would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or interests in the profits.

(dd)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)	The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)
The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six (6) month period. For purposes of this sub-section (ee), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1). The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed ninety (90) day as, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(iii)
If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv)
Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ee),the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any award under this Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” within the meaning of Code Section 409A shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 49% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)	With respect to a Participant Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ee)         “Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ff)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Central Standard Time;

(f)            “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)            the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles (GAAP).

REVOCABLE PROXY

JACKSONVILLE BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
April 24, 2012

The undersigned hereby appoints the official proxy committee consisting of our Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of our common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at our main office, 1211 West Morton Avenue at 1:30 p.m. (Illinois time) on April 24, 2012.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as director of the nominees listed below to serve for a three-year term (except as marked to the contrary below).	FOR (except as marked to the contrary below) ☐	VOTE WITHHELD ☐

John L. Eyth
Richard A. Foss
John M. Buchanan

The election as director of the nominee listed below to serve for a one-year term (except as marked to the contrary below).

Peggy Davidsmeyer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

2.	The ratification of the appointment of BKD LLP as the independent registered public accounting firm for the year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	The Approval of the Jacksonville Bancorp, Inc. 2012 Stock Option Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF OUR BOARD OF DIRECTORS. AT THE PRESENT TIME, OUR BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the meeting or at any adjournment thereof and after notification to our Corporate Secretary at the meting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to our Corporate Secretary at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the meeting.

The undersigned acknowledges receipt from us prior to the execution of this proxy of notice of the meeting, a proxy statement dated March 26, 2012, and audited financial statements.

Dated: March 26, 2012	☐ Check Box if You Plan to Attend meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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